                                                               Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL

                                   TO TENDER
                             SHARES OF COMMON STOCK
                                       OF

                             COMSHARE, INCORPORATED
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED JULY 1, 2003
                                       BY
                          CONDUCTOR ACQUISITION CORP.,
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                       GEAC COMPUTER CORPORATION LIMITED

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON WEDNESDAY, JULY 30, 2003, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                         EQUISERVE TRUST COMPANY, N.A.

    By First Class Mail:          By Certified or Express                By Hand:
                                         Delivery:
   EquiServe Trust Company        EquiServe Trust Company         EquiServe Trust Company
   Attn: Corporate Actions        Attn: Corporate Actions      c/o Securities and Transfer &
    Post Office Box 43014            150 Royall Street           Reporting Services, Inc.
  Providence, RI 02940-3014          Canton, MA 02021          100 Williams Street Galleria
                                                                    New York, NY 10038

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                        SHARE CERTIFICATE(S) AND SHARE(S)
                (PLEASE FILL IN EXACTLY AS                                      TENDERED (ATTACH ADDITIONAL
        NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))                           LIST, IF NECESSARY) TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES
                                                                 SHARE            REPRESENTED BY              NUMBER OF
                                                              CERTIFICATE             SHARE                    SHARES
                                                               NUMBER(S)*        CERTIFICATE(S)*             TENDERED**
                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                              TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------------
 * See Instruction 3 if space is inadequate. Need not be completed by Book-Entry Shareholders (as defined below).
** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------

  IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN, SEE INSTRUCTION 10.

     This Letter of Transmittal is to be used either if certificates for Shares (as defined herein) are to be delivered herewith or, unless an Agent's Message (as defined in the Offer to Purchase, which is defined herein) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in the Offer to Purchase to an account maintained by the Depositary (as defined herein) at the Book-Entry Transfer Facility (as defined in the Offer to Purchase). Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares, and all other documents required hereby, to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) of the Offer (as defined below) must tender their Shares in accordance with the guaranteed delivery procedures described in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution:
--------------------------------------------------------------------------------

   Deliver by Book-Entry Transfer to the Book-Entry Transfer Facility (The
    Depository Trust Company)

   Account Number:
--------------------------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s):
--------------------------------------------------------------------------------

   Window Ticket Number (if any):
--------------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

   Name of Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

    [ ] Check box if delivered by Book-Entry Transfer to the Book-Entry Transfer
        Facility (The Depository Trust Company)

     Account Number:
--------------------------------------------------------------------------------

     Transaction Code Number:
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Conductor Acquisition Corp., a Michigan corporation (the "Purchaser") and an indirect wholly owned subsidiary of Geac Computer Corporation Limited, a corporation governed by the Canada Business Corporations Act ("Geac"), the above described shares of common stock, par value $1.00 per share ("Shares"), of Comshare, Incorporated, a Michigan corporation ("Comshare"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated July 1, 2003 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered herewith (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect thereof on or after July 1, 2003 (collectively, "Distributions")) and irrevocably constitutes and appoints EquiServe Trust Company, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any and all Distributions)
(i) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (ii) to present such Shares (and any and all Distributions) for transfer on Comshare's books and
(iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith (and any and all Distributions) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered herewith (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount of value of such Distribution as determined by the Purchaser in its sole discretion.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as described in the Offer to Purchase, this tender is irrevocable. The Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Comshare's shareholders.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Charles S. Jones, Paul D. Birch and Craig C. Thorburn each as an attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to vote at any annual, special, adjourned or postponed meeting of Comshare's shareholders or otherwise in such manner as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, the Shares tendered herewith that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all Distributions). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to the Shares tendered herewith (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned in respect of such Shares.

     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms of and subject to the conditions to the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

     Unless otherwise indicated herein in the box labeled "Special Payment Instructions," please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) indicated herein in the box labeled "Description of Shares Tendered" on the cover page of this Letter of Transmittal. Similarly, unless otherwise indicated herein in the box labeled "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) indicated herein in the box labeled "Description of Shares Tendered" on the cover page of this Letter of Transmittal. In the event that both of the boxes herein labeled the "Special Payment Instructions" and the "Special Delivery Instructions," respectively, are completed, please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons indicated therein. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

  To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue:  [ ] check  [ ] certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (TAXPAYER IDENTIFICATION NUMBER)
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

  To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail:  [ ] check  [ ] certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (TAXPAYER IDENTIFICATION NUMBER)

                                   SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 6)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated ------------------------------ , 2003

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Taxpayer Identification Number and Social Security Number
--------------------------------------------------------------------------------
(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents delivered herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

     FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s)
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

Area Code and Telephone Number
--------------------------------------------------------------------------------

Dated ------------------------------ , 2003

----------------------------------------------------------------------------------------------
                             PAYER: EQUISERVE TRUST COMPANY, N.A.
----------------------------------------------------------------------------------------------
                            Name
                            ------------------------------------------------------------------
                            Address
                            ------------------------------------------------------------------
                            ------------------------------------------------------------------
                            ------------------------------------------------------------------
                                            (City)                (State)                (Zip
        SUBSTITUTE          Code)
         FORM W-9
DEPARTMENT OF THE TREASURY  PART I TAXPAYER IDENTIFICATION NUMBER -- FOR ALL ACCOUNTS
 INTERNAL REVENUE SERVICE
                            Enter your Taxpayer Identification Number in the appropriate box.
   PAYER'S REQUEST FOR      For most individuals and sole proprietors, this is your Social
 TAXPAYER IDENTIFICATION    Security Number. For other entities, it is your Employer
           NUMBER
                            Identification Number. If you do not have a number, see "Obtaining a Number" in the enclosed Guidelines For Certification of Taxpayer
                            Identification Number on Substitute Form W-9 ("Guidelines").
                            Note: If the account is in more than one name, see the chart on page 1 of the enclosed Guidelines to determine what number to enter.
                            Social Security Number
                            OR
                            Employer Identification Number
                            ------------------------------------------------------------------
                            PART II FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE
                            "EXEMPT" HERE (SEE ENCLOSED GUIDELINES)
                            ------------------------------------------------------------------
                            PART III PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR,
                            AND ARE AWAITING RECEIPT OF, YOUR TAXPAYER IDENTIFICATION
                            NUMBER  [ ]
----------------------------------------------------------------------------------------------
CERTIFICATION -- Under penalty of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that
    I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) Any information provided on this form is true, correct and complete
YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX
RETURN AND YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS ADVISING YOU THAT BACKUP WITHHOLDING
HAS TERMINATED.

SIGNATURE ------------------------------ DATE -------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY
      PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
      ADDITIONAL DETAILS.
----------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN, CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: ------------------------------ Date: ------------------------- , 2003

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder(s) has completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or
(ii) such Shares are tendered for the account of a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, Nasdaq Stock Market Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). For purposes of this Instruction, a registered holder of Shares includes any participant in the Book-Entry Transfer Facilities system whose name appears on a security position listing as the owner of the Shares. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be tendered herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in the Offer to Purchase to an account maintained by the Depositary at the Book Entry Transfer Facility (as defined in the Offer to Purchase). For a shareholder to validly tender Shares in the Offer, either (i) the certificate(s) representing the tendered Shares, together with this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Date, (ii) in the case of a tender effected pursuant to a book-entry transfer (a) either this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Date, and (b) the Shares to be tendered must be delivered pursuant to the book-entry transfer procedures described in the Offer to Purchase and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary prior to the Expiration Date or (iii) the tendering shareholder must comply with the guaranteed delivery procedures described in the Offer to Purchase prior to the Expiration Date.

     If a shareholder desires to tender Shares in the Offer and such shareholder's certificates representing such Shares are not immediately available, or the book-entry transfer procedures described in the Offer to Purchase cannot be completed on a timely basis, or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such shareholder may tender such Shares if all the following conditions are met: (i) such tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, is received by the Depositary at one of its addresses listed herein prior to the Expiration Date; and (iii) either (a) the certificates representing such Shares, together with this Letter of Transmittal, properly completed and duly executed, and any required signature guarantees, and any other required documents, are received by the Depositary at one of its addresses listed herein within three trading days (as described below) after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in the Offer to Purchase, (1) either this Letter of Transmittal, properly completed and duly executed, and any required signature guarantees, or an Agent's Message, and any other required documents, is received by the Depositary at one of its addresses listed herein and (2) such Shares are delivered pursuant to the book-entry transfer procedures described in the Offer to Purchase, and a Book-Entry Confirmation is received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. For purposes of the foregoing, a trading day is any day on which the Nasdaq Stock Market is open for business.

     THE METHOD OF DELIVERY OF SHARES TO BE TENDERED IN THE OFFER, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES TO BE TENDERED IN THE OFFER WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF

DELIVERY OF SHARES IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal, irrevocably waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered herewith, fill in the number of Shares that are to be tendered under the column "Number of Shares Tendered" in the box entitled "Description of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares tendered herewith are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to the Purchaser, of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificate(s) listed on the cover page, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear on such certificate(s) and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it in the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not to be tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the person signing this Letter of Transmittal, or if a check is to be sent and/or such certificates are to be returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase) or the condition that by the Determination Time (as defined in the Offer to Purchase) any applicable waiting period under the HSR Act (as defined in the Offer to Purchase) or any laws, rules or regulations analogous to the HSR Act existing in foreign jurisdictions has expired or been terminated) of the Offer, in whole or in part, in the case of any Shares to be tendered herewith.

     9. Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash in the Offer, a shareholder tendering Shares in the Offer who is a U.S. citizen or a U.S. resident alien must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such shareholder and payment of cash to such shareholder in the Offer may be subject to backup withholding of 30%.

     Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

     The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner(s) of the Shares tendered herewith. If such Shares are held in more than one name, or are not in the name of the actual owner(s), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Tendering shareholders who are not U.S. citizens or U.S. resident aliens should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, copies of which may be obtained from the Depositary, in order to avoid backup withholding. Shareholders should consult their tax advisors about qualifying for exemption from backup withholding and the procedure for obtaining such exemption.

     10. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the transfer agent for Comshare common stock, Computershare Trust Company of New York, at (312) 360-5223. The shareholder will then be instructed by Computershare Trust Company of New York as to the steps that must be taken in order to replace such certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been completed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY SIGNATURE GUARANTEES, OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY

OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER DESCRIBED IN THE OFFER TO PURCHASE, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY DESCRIBED IN THE OFFER TO PURCHASE.

     MANUALLY SIGNED COPIES OF THIS LETTER OF TRANSMITTAL WILL BE ACCEPTED. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OR SUCH SHAREHOLDER'S BROKER, DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES LISTED BELOW.

                         EQUISERVE TRUST COMPANY, N.A.

     By First Class Mail:           By Certified or Express                 By Hand:
                                           Delivery:
    EquiServe Trust Company         EquiServe Trust Company          EquiServe Trust Company
    Attn: Corporate Actions         Attn: Corporate Actions       c/o Securities and Transfer &
     Post Office Box 43014             150 Royall Street            Reporting Services, Inc.
   Providence, RI 02940-3014           Canton, MA 02021           100 Williams Street Galleria
                                                                       New York, NY 10038

     Questions regarding the Offer, and requests for assistance in connection with the Offer, may be directed to the Information Agent or the Dealer Manager at their address and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or any other materials related to the Offer may be obtained from the Information Agent and will be furnished promptly free of charge. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                          (GEORGESON SHAREHOLDER LOGO)

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                         17 State Street -- 10th Floor
                               New York, NY 10004

                           Toll Free: (800) 286-9178
                       Banks and Brokers: (212) 440-9800

                      The Dealer Manager for the Offer is:

                  GEORGESON SHAREHOLDER SECURITIES CORPORATION
                         17 State Street -- 10th Floor
                               New York, NY 10004

                           Toll Free: (800) 445-1790
                       Banks and Brokers: (212) 440-9800